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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the registration statement of our report dated March 24, 2000 included in Miller Exploration Company's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP



Detroit, Michigan

May 15, 2000